TheStreet Reports Third Quarter 2011 Results

Revenue Flat Year-Over-Year
 Adjusted EBITDA and Free Cash Flow Grow Year-Over-Year

NEW YORK (November 2, 2011) – TheStreet (NASDAQ: TST), a leading digital financial media company, today reported financial results for the third quarter of 2011.  The Company reported revenue of $14.3 million, a net loss of $(1.5) million and Adjusted EBITDA(1) of $0.5 million for the quarter.

"We made solid progress on our key strategic initiatives during the third quarter. Notable proof points include robust audience growth, continued subscription bookings growth under suboptimal market conditions, important new product launches and improved subscription churn statistics.  While performance in the marketing services business reflected sentiments in the financial markets, the overall results benefited from our diversified revenue streams, the stability of subscription revenue and careful cost and cash flow management," said Daryl Otte, the Company’s Chief Executive Officer.

Financial Highlights of Third Quarter 2011

The Company’s revenue of $14.3 million in the third quarter of 2011 was flat compared to the third quarter of 2010.

• Premium Services revenue was $10.0 million in the third quarter of 2011, an increase of 4% compared to the prior year period.

• Premium Services bookings increased 5% in the third quarter of 2011 as compared to the prior year period.  As the overwhelming majority of the Company’s Premium Services products are sold on an annual subscription basis, Premium Services bookings over the trailing twelve months are a key determinate of revenue in a given period.

• The average number of paid subscriptions reached 91,539 in the third quarter of 2011, compared to an average of 90,685 in the third quarter of 2010, an increase of 1%.
• Average monthly churn(2) declined to 2.7% in the third quarter of 2011, an improvement of 110 basis points as compared to 3.8% in the third quarter of 2010.
• Marketing Services revenue was $4.3 million in the third quarter of 2011, a decrease of 7% compared to the prior year period.
• Average monthly unique visitors to the Company’s network of sites for the third quarter of 2011, as measured internally, increased more than 40% as compared to the prior year period.

Operating expenses in the third quarter of 2011 were $16.0 million, a decrease of 3% as compared to the prior year period.  The decrease in operating expenses is primarily a result of a decrease in general and administrative expenses and cost of sales, partially offset by investments in sales and marketing and an increase in depreciation and amortization.

The Company’s net loss improved $0.3 million to $(1.5) million in the third quarter of 2011 as compared to a net loss of $(1.8) million in the prior year period.  The Company reported basic and diluted net loss per share attributable to common stockholders of $(0.05) and $(0.05), respectively, in the third quarter of 2011, as compared to $(0.06) and $(0.06), respectively, in the prior year period.

Adjusted EBITDA improved $0.8 million to $0.5 million in the third quarter of 2011, as compared to $(0.3) million in the prior year period.

The Company ended the quarter with cash and cash equivalents, restricted cash and marketable securities of $76.8 million, a decrease of $0.6 million as compared to June 30, 2011.  The Company achieved free cash flow (1) for the quarter of $0.8 million and for the year to date of $1.8 million.

The Company paid a dividend of 2.5 cents per share during the quarter.

Operating Highlights of Third Quarter 2011

• Two of the Company’s most popular premium services, RealMoney and RealMoney Pro (formerly known as RealMoney Silver) were re-launched during the quarter on the Company’s new publishing platform, with a modern user interface and with additional content offerings. Engagement statistics and renewal rates for the services reflect good acceptance by users.

• TheStreet’s sites collectively ranked among the top 10 in its competitive set in September 2011 according to both the comScore and Nielsen third party audience measurement services. TheStreet users continue to show among the highest levels of engagement, measured as time spent per visit, compared to the other nine top ranked competitors, as measured by comScore.

• TheStreet announced a number of new content distribution agreements, significantly expanding the reach of its TheStreet Business Desk product.  When these new agreements are fully implemented by early 2012, the total number of instances of the service will exceed 300, including local communities in key markets across 26 states.

• The Marketing Services business launched a number of new advertising offerings designed to increase further advertising effectiveness and user engagement, including early adoption of the Interactive Advertising Bureau’s new “Rising Star” ad units, an enhanced mobile advertising platform and unique sponsorship opportunities.

• Early into the fourth quarter of 2011, TheStreet launched a new daily digest of its content through the iTunes newsstand, the first to do so among its competitive set.

Conference Call Information

TheStreet will discuss its financial results for the third quarter today at 4:30 p.m. ET.

To participate in the call, please dial 800-649-5127 (domestic) or 914-495-8549 (international).  The passcode for the call is 18554770.  This call is being webcast and can be accessed on the Investor Relations section of TheStreet website at www.t.st.

An audio replay of the conference call also will be available approximately two hours after the conclusion of the call.  The audio replay will remain available until Wednesday, November 9, 2011 at 11:59 p.m. ET and can be accessed by dialing 855-859-2056 (domestic) or 404-537-3406 (international) and entering the replay passcode 18554770.

About TheStreet

TheStreet, Inc. is a leading digital financial media company that distributes its content through online, social media, tablet and mobile channels. The Company's network of brands include: TheStreet, RealMoney Pro, Stockpickr, Action Alerts PLUS, ChatOnTheStreet, Options Profits, ETF Profits, MainStreet and Rate-Watch. For more information on TheStreet's business, visit http://www.t.st. For financial and business news, actionable trading ideas, stock quotes and more, visit TheStreet.com via your web browser, follow TheStreet on Facebook and Twitter, visit TheStreet.mobi from your mobile device and access TheStreet through all major tablet platforms.

(1) To supplement the Company's financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses non-GAAP measures of certain components of financial performance, including "EBITDA," "Adjusted EBITDA" and "free cash flow." EBITDA is adjusted from results based on GAAP to exclude interest, income taxes, depreciation and amortization. This non-GAAP measure is provided to enhance investors' overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes that the non-GAAP EBITDA results are an important indicator of the operational strength of the Company's business and provide an indication of the Company's ability to service debt and fund capital expenditures. EBITDA eliminates the uneven effect of considerable amounts of noncash depreciation of tangible assets and amortization of certain intangible assets that were recognized in business combinations. Adjusted EBITDA further eliminates the impact of noncash stock compensation and impairment expenses, and other non-standard one-time charges. A limitation of these measures, however, is that they do not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Management evaluates the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets and investment spending levels. "Free cash flow" means net loss plus non-cash expenses net of gains/losses on dispositions of assets, less changes in operating assets and liabilities and capital expenditures. The Company believes that this non-GAAP financial measure is an important indicator of the Company's financial results because it gives investors a view of the Company's ability to generate cash.

 (2) Average monthly churn rate is defined as subscriber terminations/expirations in the quarter divided by the sum of the beginning subscribers and gross subscriber additions for the quarter, then divided by three. Subscriptions that are on a free-trial basis are not regarded as added or terminated unless the subscription is active at the end of the free-trial period.

All statements contained in this press release other than statements of historical facts are deemed forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from those reflected in the forward-looking statements. All forward-looking statements contained herein are made as of the date of this press release. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results or occurrences. The Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts:
Thomas Etergino
Executive Vice President, Chief Financial Officer
TheStreet, Inc.
212-321-5234
ir@thestreet.com

Erica Mannion
Investor Relations
Sapphire Investor Relations, LLC
212-766-1800 Ext. 203
ir@thestreet.com

THESTREET, INC.
CONSOLIDATED BALANCE SHEETS

ASSETS	September 30, 2011	December 31, 2010
Current Assets:
Cash and cash equivalents	$33,709,574	$20,089,660
Accounts receivable, net of allowance for doubtful
accounts of $250,929 at September 30, 2011 and $238,228 at
December 31, 2010	4,919,191	6,623,261
Marketable securities	28,488,741	26,502,945
Other receivables	703,198	663,968
Prepaid expenses and other current assets	1,945,098	1,785,007
Total current assets	69,765,802	55,664,841

Property and equipment, net of accumulated depreciation
and amortization of $14,715,316 at September 30, 2011
and $12,845,359 at December 31, 2010	8,957,283	10,887,732
Marketable securities	12,910,722	30,302,428
Other assets	211,732	243,611
Goodwill	24,057,616	24,057,616
Other intangibles, net	5,665,916	6,725,462
Restricted cash	1,660,370	1,660,370
Total assets	$123,229,441	$129,542,060

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$2,035,623	$2,455,894
Accrued expenses	6,925,336	8,239,064
Deferred revenue	18,760,302	17,431,381
Other current liabilities	512,859	184,328
Liabilities of discontinued operations	-	1,871
Total current liabilities	28,234,120	28,312,538
Deferred tax liability	288,000	288,000
Other liabilities	4,232,200	2,948,181
Total liabilities	32,754,320	31,548,719

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; 5,500 shares issued and 5,500 shares
outstanding at September 30, 2011 and December 31, 2010;
the aggregate liquidation preference totals $55,000,000 as of
September 30, 2011 and December 31, 2010	55	55
Common stock; $0.01 par value; 100,000,000 shares
authorized; 38,244,018 shares issued and 32,013,743
shares outstanding at September 30, 2011, and 37,775,381
shares issued and 31,667,600 shares outstanding at
December 31, 2010	382,440	377,754
Additional paid-in capital	269,921,217	270,644,658
Accumulated other comprehensive income	(325,142)	331,311
Treasury stock at cost; 6,230,275 shares at September 30, 2011
and 6,107,781 shares at December 31, 2010	(10,830,154)	(10,478,838)
Accumulated deficit	(168,673,295)	(162,881,599)
Total stockholders' equity	90,475,121	97,993,341

Total liabilities and stockholders' equity	$123,229,441	$129,542,060

THESTREET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
Net revenue:
Premium services	$9,994,184	$9,645,939	$29,678,616	$29,165,672
Marketing services	4,346,907	4,691,007	13,812,144	13,335,308
Total net revenue	14,341,091	14,336,946	43,490,760	42,500,980

Operating expense:
Cost of services	6,274,741	6,466,484	20,036,270	18,972,725
Sales and marketing	4,640,908	4,202,380	13,122,182	11,289,600
General and administrative	3,750,475	4,648,992	12,159,579	14,003,161
Depreciation and amortization	1,326,484	1,087,009	4,492,525	3,225,968
Asset impairments	-	-	-	555,000
Gain on disposition of assets	-	-	-	(1,318,607)
Total operating expense	15,992,608	16,404,865	49,810,556	46,727,847
Operating loss	(1,651,517)	(2,067,919)	(6,319,796)	(4,226,867)
Net interest income	155,123	240,078	529,898	642,483
Other income	-	-	-	20,374
Loss from continuing operations before income taxes	(1,496,394)	(1,827,841)	(5,789,898)	(3,564,010)
Provision for income taxes	-	-	-	-
Loss from continuing operations	(1,496,394)	(1,827,841)	(5,789,898)	(3,564,010)
Discontinued operations:
Loss from discontinued operations	(46)	(2,257)	(1,798)	(23,430)
Net loss	(1,496,440)	(1,830,098)	(5,791,696)	(3,587,440)
Preferred stock cash dividends	96,424	96,424	289,272	289,272
Net loss attributable to common stockholders	$(1,592,864)	$(1,926,522)	$(6,080,968)	$(3,876,712)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.05)	$(0.06)	$(0.18)	$(0.11)
Loss from discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Net loss	(0.05)	(0.06)	(0.18)	(0.11)
Preferred stock dividends	(0.00)	(0.00)	(0.01)	(0.01)
Net loss attributable to common stockholders	$(0.05)	$(0.06)	$(0.19)	$(0.12)

Weighted average basic and diluted shares outstanding	31,994,227	31,653,337	31,933,296	31,570,624

THESTREET, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,
	2011	2010
Cash Flows from Operating Activities:
Net loss	$(5,791,696)	$(3,587,440)
Loss from discontinued operations	1,798	23,430
Loss from continuing operations	(5,789,898)	(3,564,010)
Adjustments to reconcile loss from continuing operations
to net cash provided by operating activities:
Stock-based compensation expense	2,166,161	1,807,083
Provision for doubtful accounts	133,089	59,649
Depreciation and amortization	4,492,525	3,225,968
Impairment charges	-	555,000
Deferred rent	742,447	1,367,463
Gain on disposal of equipment	-	(20,600)
Gain on disposition of assets	-	(1,318,607)
Changes in operating assets and liabilities:
Accounts receivable	1,538,860	(566,634)
Other receivables	(272,110)	22,394
Prepaid expenses and other current assets	(160,091)	(747,176)
Other assets	5,119	(42,549)
Accounts payable	(420,271)	(91,210)
Accrued expenses	(1,074,228)	(362,585)
Deferred revenue	1,948,915	189,204
Other current liabilities	10,609	118,386
Other liabilities	-	15,167
Net cash provided by continuing operations	3,321,127	646,943
Net cash used in discontinued operations	(3,669)	(22,002)
Net cash provided by operating activities	3,317,458	624,941

Cash Flows from Investing Activities:
Purchase of marketable securities	(24,854,469)	(121,814,456)
Sale of marketable securities	39,603,926	82,952,627
Capital expenditures	(1,475,768)	(3,804,467)
Sale of Promotions.com	265,000	1,746,876
Sale of certain assets of TheStreet Ratings	-	1,348,902
Proceeds from the sale of fixed assets	-	43,300
Net cash provided by (used in) investing activities	13,538,689	(39,527,218)

Cash Flows from Financing Activities:
Cash dividends paid on common stock	(2,595,645)	(2,511,000)
Cash dividends paid on preferred stock	(289,272)	(289,272)
Purchase of treasury stock	(351,316)	(66,886)
Net cash used in financing activities	(3,236,233)	(2,867,158)
Net increase (decrease) in cash and cash equivalents	13,619,914	(41,769,435)
Cash and cash equivalents, beginning of period	20,089,660	60,542,494
Cash and cash equivalents, end of period	$33,709,574	$18,773,059

Supplemental disclosures of cash flow information:

Cash payments made for interest	$-	$1,720
Cash payments made for income taxes	$-	$-

Net loss	$(5,791,696)	$(3,587,440)
Noncash expenditures	7,534,222	5,675,956
Changes in operating assets and liabilities	1,574,932	(1,463,575)
Capital expenditures	(1,475,768)	(3,804,467)
Free cash flow	$1,841,690	$(3,179,526)

THESTREET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30, 2011			For theThree Months Ended September 30, 2010
	As Reported	Pro Forma Adjustments	Pro Forma Results	2010	Pro Forma Adjustments	Pro Forma Results
Net revenue:
Premium services	$9,994,184	$-	$9,994,184	$9,645,939	$18,667	$9,627,272
Marketing services	4,346,907	-	4,346,907	4,691,007	-	4,691,007
Total net revenue	14,341,091	-	14,341,091	14,336,946	18,667	14,318,279

Operating expense:
Cost of services	6,274,741	-	6,274,741	6,466,484	-	6,466,484
Sales and marketing	4,640,908	-	4,640,908	4,202,380	-	4,202,380
General and administrative	3,750,475	-	3,750,475	4,648,992	-	4,648,992
Depreciation and amortization	1,326,484	-	1,326,484	1,087,009	-	1,087,009
Total operating expense	15,992,608	-	15,992,608	16,404,865	-	16,404,865
Operating loss	$(1,651,517)	$-	$(1,651,517)	$(2,067,919)	$18,667	$(2,086,586)

Net loss	$(1,496,440)	$-	$(1,496,440)	$(1,830,098)	$18,667	$(1,848,765)

Net loss	$(1,496,440)	$-	$(1,496,440)	$(1,830,098)	$18,667	$(1,848,765)
Net interest income	(155,123)	-	(155,123)	(240,078)	-	(240,078)
Depreciation and amortization	1,326,484	-	1,326,484	1,087,009	-	1,087,009
EBITDA	(325,079)	-	(325,079)	(983,167)	18,667	(1,001,834)
Noncash compensation	736,198	-	736,198	588,336	-	588,336
Transaction related costs	84,173	-	84,173	123,163	-	123,163
Adjusted EBITDA	$495,292	$-	$495,292	$(271,668)	$18,667	$(290,335)

Note: Pro forma adjustments for 2010 exclude TheStreet Ratings revenue from global research settlement.

THESTREET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Nine Months Ended September 30, 2011			For the Nine Months Ended September 30, 2010
	As Reported	Pro Forma Adjustments	Pro Forma Results	As Reported	Pro Forma Adjustments	Pro Forma Results
Net revenue:
Premium services	$29,678,616	$-	$29,678,616	$29,165,672	$463,008	$28,702,664
Marketing services	13,812,144	-	13,812,144	13,335,308	-	13,335,308
Total net revenue	43,490,760	-	43,490,760	42,500,980	463,008	42,037,972

Operating expense:
Cost of services	20,036,270	-	20,036,270	18,972,725	345,205	18,627,520
Sales and marketing	13,122,182	-	13,122,182	11,289,600	41,510	11,248,090
General and administrative	12,159,579	-	12,159,579	14,003,161	18,774	13,984,387
Depreciation and amortization	4,492,525	-	4,492,525	3,225,968	-	3,225,968
Asset impairments	-	-	-	555,000	-	555,000
Gain on disposition of assets	-	-	-	(1,318,607)	-	(1,318,607)
Total operating expense	49,810,556	-	49,810,556	46,727,847	405,489	46,322,358
Operating loss	$(6,319,796)	$-	$(6,319,796)	$(4,226,867)	$57,519	$(4,284,386)

Net loss	$(5,791,696)	$-	$(5,791,696)	$(3,587,440)	$57,519	$(3,644,959)

Net loss	$(5,791,696)	$-	$(5,791,696)	$(3,587,440)	$57,519	$(3,644,959)
Net interest income	(529,898)	-	(529,898)	(642,483)	-	(642,483)
Depreciation and amortization	4,492,525	-	4,492,525	3,225,968	-	3,225,968
EBITDA	(1,829,069)	-	(1,829,069)	(1,003,955)	57,519	(1,061,474)
Noncash compensation	2,166,161	-	2,166,161	1,807,083	-	1,807,083
Asset impairments	-	-	-	555,000	-	555,000
Gain on disposition of assets	-	-	-	(1,318,607)	-	(1,318,607)
Other income	-	-	-	(20,374)	-	(20,374)
Transaction related costs	419,568	-	419,568	1,206,242	-	1,206,242
Adjusted EBITDA	$756,660	$-	$756,660	$1,225,389	$57,519	$1,167,870

Note: Pro forma adjustments for 2010 exclude the Company's May 2010 divestiture of our Banking and Insurance Ratings product line as well as TheStreet Ratings revenue from global research settlement.